Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

Asset Sale

On January 13, 2020, the Company entered into an asset purchase agreement with Sporcle, Inc., a Delaware corporation (“Sporcle”), pursuant to which the Company agreed to sell to Sporcle all of its assets necessary for Sporcle to conduct the live hosted knowledge-based trivia events known as Stump! Trivia and OpinioNation for $1,360,000. The transaction closed on January 31, 2020, and the Company recorded a net gain of approximately $1,265,000 in January 2020.

Amendment to Loan and Security Agreement

On March 12, 2020, the Company entered into an amendment to the loan and security agreement it entered into with Avidbank in September 2018. In connection with entering into the amendment, the Company made a $433,000 payment on its term loan, which includes the $83,333 monthly principal payment plus accrued interest for March 2020 and a $350,000 principal prepayment, thereby reducing the outstanding principal balance of its term loan to $2,000,000. Under the terms of the amendment, the Company’s financial covenants were changed, the maturity date of its term loan was changed from September 28, 2022 to December 31, 2020 (and as a result, the Company classified the total outstanding principal balance as a current liability on its balance sheet as of December 31, 2019), and commencing on April 30, 2020, the Company must make principal plus accrued interest payments on the last day of each month, such that its term loan will be repaid by December 31, 2020. The principal payment the Company must make each month will be $125,000 for each of April, May and June, $300,000 for each of July, August, September, October and November, and $125,000 for December.

Under the terms of the original loan and security agreement, the Company’s EBITDA was required to be at least $1,000,000 for the trailing six-month period as of the last day of each fiscal quarter and the aggregate amount of unrestricted cash it had in deposit accounts or securities accounts maintained with Avidbank must be not less than $2,000,000 at all times. As of December 31, 2019, the Company was in compliance with both of those covenants.

Under the terms of the amendment, the minimum EBITDA covenant was replaced with a monthly minimum asset coverage ratio covenant, which the Company refers to as the ACR covenant, and the minimum liquidity covenant was amended to provide that the aggregate amount of unrestricted cash the Company has in deposit accounts or securities accounts maintained with Avidbank must be at all times not less than the principal balance outstanding under the term loan. Under the ACR covenant, the ratio of (i) the Company’s unrestricted cash at Avidbank as of the last day of a calendar month plus 75% of its outstanding accounts receivable accounts that are within 90 days of invoice date to (ii) the outstanding principal balance of the term loan on such day must be no less than 1.25 to 1.00.